UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 30, 2018, the Board of Directors (the "Board") of HomeTrust Bancshares, Inc. (the "Company") approved an amendment to the Company’s bylaws, which became effective immediately. The amendment affects the mandatory director retirement provision contained in Article II, Section 12 of the Company's bylaws.
Prior to the amendment, Article II, Section 12 generally prohibited a person who is 70 years of age or older and who is not an employee of the Company or any of its subsidiaries from being elected, re-elected, appointed or re-appointed to the Board or from continuing to serve as a director beyond the annual meeting of stockholders of the Company immediately following the non-employee director becoming age 70 (the “Non-Employee Director General Retirement Age”). The amendment changed the Non-Employee Director General Retirement Age from 70 to 72 for persons who were serving as non-employee directors of the Company on April 30, 2018 and maintained the Non-Employee Director General Retirement Age at 70 for persons who were not serving as non-employee directors of the Company on April 30, 2018. In the case of a non-employee director who was serving as a director of the Company on June 30, 2013 and April 30, 2018 and has reached the Non-Employee Director General Retirement Age (now 72) but has not yet reached age 75, the Board continues to have the discretion, as it did prior to the amendment, to exempt the director from the mandatory retirement provision until the next annual meeting of stockholders of the Company.

Article II, Section 12 continues to prohibit, as it did prior to the amendment, a person who is 75 years of age or older and who is an employee of the Company or any of its subsidiaries from being elected, re-elected, appointed or re-appointed to the Board or from continuing to serve as a director beyond the annual meeting of stockholders of the Company immediately following the director becoming age 75.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Company's amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of HomeTrust Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: May 1, 2018	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, and Treasurer

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